Filed Pursuant to Rule 497(d)
                      Registration File No.: 333-84172

                            PROSPECTUS SUPPLEMENT
                              Dated June 9, 2003

This prospectus supplement dated June 9, 2003 modifies the prospectuses for the following trusts and all series issued thereunder (individually, a "Trust" and collectively, "Trusts"):

1. The UBS PaineWebber Pathfinders Trust;
2. The UBS PaineWebber Equity Trust; and
3. The UBS PaineWebber Federal Government Trust.

Effective June 9, 2003, UBS PaineWebber Inc. has changed its corporate name to "UBS Financial Services Inc."

As of June 9, 2003, all references to "UBS PaineWebber" in the name of a Trust shall be deleted and substituted with "UBS". Except for the reference to "UBS PaineWebber Inc." in the first sentence of the second paragraph of the "Sponsor" section contained in Part B of the prospectuses for the Trusts, all references to "UBS PaineWebber Inc.", in any capacity, contained in the prospectuses for the Trusts shall be deleted and substituted with "UBS Financial Services Inc."